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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 1995
                                                 ----------------

                          WORTHEN BANKING CORPORATION
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Arkansas                     1-8525                        71-6066857
   --------                     ------                        ----------
(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)

     Worthen Bank Building, 200 West Capitol, Little Rock, Arkansas 72201
- --------------------------------------------------------------------------------
                   (Address of Principal executive offices)        (Zip Code)

     Registrant's telephone number, including area code     (501)-378-1521
                                                            --------------
                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On January 24, 1995, Worthen Banking Corporation ("Registrant" or "WBC") issued a news release announcing WBC's net income for 1994. A copy of the January 24, 1995 news release is attached hereto as Exhibit 99, which is incorporated in this Current Report on Form 8-K by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibit Index

Exhibit No.     Description                             Page No.
- -----------     -----------                             --------

    99          News Release dated January 24, 1995        5

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORTHEN BANKING CORPORATION
                                    ---------------------------
                                           (Registrant)

Date:  January 24, 1995             /c/  Alan C. King
                                    ---------------------------
                                    Alan C. King,
                                    Senior Vice President
                                    and Chief Accounting Officer






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                                 EXHIBIT INDEX


      Exhibit Number                Description
      --------------                -----------
           99              New Release dated January 24, 1995



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